J.P. Morgan Funds

Supplement dated December 29, 1997 to the Statement of Additional Information dated August 4, 1997.

A new Statement of Additional Information, dated December 29, 1997, has been filed and is in effect for the J.P. Morgan Tax Exempt Bond Fund and the J.P. Morgan Tax Exempt Money Market Fund. A copy of this new Statement of Additional Information can be obtained, free of charge, by calling 1-800-766-7722. Please disregard any references to these Funds in the attached Statement of Additional Information dated August 4, 1997.